                                              REGENCY CENTERS CORPORATION

                                        Subsidiaries and Equity Ownership Thereof

                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Texas, LLC              Florida       Regency Centers Corporation             Member                  100%

Regency Centers, L.P.                   Delaware      Regency Centers Corporation             General Partner         1.0%
                                                      Regency Centers Texas, LLC              Limited Partner        96.3%
                                                      Outside Investors                       Limited Partners        2.7%

Columbia Regency Retail Partners,       Delaware      Regency Centers, L.P.                   Member                   20%
LLC                                                   Columbia Perfco Partners, L.P.          Member                   80%

Columbia Retail Addison, LLC            Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Columbia Retail Addison Town            Delaware      Columbia Retail Addison, LLC            General Partner          1%
Center, Limited Partnership                           Columbia Regency Retail Partners,                                99%
                                                      LLC

Columbia Retail Dulles, LLC             Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Regency Texas 1, LLC                    Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Columbia Regency Texas 1, LP            Delaware      Regency Texas 1, LLC                    General Partner           1%
                                                      Columbia Regency Retail Partners,       Limited Partner          99%
                                                      LLC

Columbia Retail Texas 2, LLC            Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Columbia Retail MacArthur Phase         Delaware      Columbia Retail Texas 2, LLC            General Partner           1%
II, LP                                                Columbia Regency Retail Partners,       Limited Partner          99%
                                                      LLC

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Columbia Retail Texas 3, LLC            Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Columbia Retail Sweetwater Plaza,       Delaware      Columbia Retail Texas 3, LLC            General Partner           1%
LP                                                    Columbia Regency Retail Partners,       Limited Partner          99%
                                                      LLC

Columbia Retail Washington 1, LLC       Delaware      Columbia Regency Retail Partners,       Member                  100%
                                                      LLC

Columbia Cascade Plaza, LLC             Delaware      Columbia Retail Washington 1, LLC       Member                  100%


Macquarie CountryWide-Regency, LLC      Delaware      Regency Centers, L.P.                   Member                   25%
                                                      Macquarie CountryWide (US)              Member                   75%
                                                      Corporation

MCW-RC AL-Southgate, LLC                Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC CA-Campus, LLC (fka MCW-RC       Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
California, LLC)

MCW-RC CA-Garden Village, LLC           Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC CO-Cheyenne, LLC                 Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL-Anastasia, LLC                Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL-Highlands, LLC                Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL-King's, LLC (fka MCW-RC       Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
Florida, LLC)

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
MCW-RC FL-Lynn Haven, LLC               Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL-Ocala, LLC (fka MCW-RC        Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
Florida 2, LLC)

MCW-RC FL-Palm Harbour, LLC             Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL Pebblebrooke, LLC             Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC FL-Shoppes at 104, LLC           Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC GA-Killian Hill, LLC             Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC GA-Lovejoy, LLC (fka             Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
MCW-RC Georgia, LLC)

MCW-RC GA-Orchard, LLC                  Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC KY-Franklin, LLC                 Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC KY-Silverlake, LLC (fka          Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
MCW-RC Kentucky, LLC)

MCW-RC NC-Bent Tree, LLC                Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC NC-Oakley, LLC (FKA MCW-RC       Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
North Carolina, LLC)

MCW-RC OR-Hillsboro, LLC                Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
MCW-RC SC-Merchant's, LLC (fka          Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
MCW-RC South Carolina, LLC)

MCW-RC SC-Rosewood, LLC                 Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC Texas GP, LLC                    Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%

MCW-RC TX-Hebron, LLC (fka MCW-RC       Delaware      MCW-RC Texas GP, LLC                    General Partner         .01%
Texas, L.P.)                                          Macquarie CountryWide-Regency, LLC      Limited Partner        9.99%

MCW-RC VA-Brookville, LLC (fka          Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
MCW-RC Virginia, LLC)

MCW-RC WA-James, LLC (fka MCW-RC        Delaware      Macquarie CountryWide-Regency, LLC      Member                  100%
Washington, LLC)

MCW/MDP-Regency, LLC                    Delaware      Regency Centers, L.P.                   Member                   25%
                                                      MCW/MDP, LLC                            Member                   75%

MCD-RC CA-Amerige, LLC                  Delaware      MCW/MDP-Regency, LLC                    Member                  100%

MCD-RC El Cerrito Holdings, LLC         Delaware      MCW/MDP-Regency, LLC                    Member                  100%

MCD-RC CA-El Cerrito, LLC               Delaware      MCD-RC El Cerrito Holdings, LLC         Member                  100%

MCD-RC OH-Milford, LLC                  Delaware      MCW/MDP-Regency, LLC                    Member                  100%


Bear Creek Village Center, LLC          Delaware      Regency Centers, L.P.                   Member                   50%
                                                      Morris Development and Real             Member                   50%
                                                      Estate Services, Inc.

NSHE Winnebago, LLC                     Arizona       Regency Centers, L.P.                   Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Northlake Village Shopping              Florida       Regency Centers, L.P.                   Member                  100%
Center, LLC

OTR/Regency Colorado Realty               Ohio        Regency Centers, L.P.                   General Partner          30%
Holdings, L.P.                                        OTR (Nominee for State Teachers         Limited Partner          70%
                                                      Retirement Board of Ohio)

TR/Regency Texas Realty                  Ohio        Regency Centers, L.P.                    General Partner          30%
Holdings, L.P.                                        OTR (Nominee for State Teachers         Limited Partner          70%
                                                      Retirement Board of Ohio)

Queensboro Associates, L.P.             Georgia       Regency Centers, L.P.                   General Partner          50%
                                                      Real Sub, LLC                           Limited Partner          50%

Regency Centers Advisors, LLC           Florida       Regency Centers, L.P.                   Member                  100%

RC Georgia Holdings, LLC                Georgia       Regency Centers, L.P.                   Member                  100%

Regency Centers Georgia, L.P.           Georgia       RC Georgia Holdings, LLC                General Partner           1%
                                                      Regency Centers, L.P.                   Limited Partner          99%

Regency Opitz, LLC                      Delaware      Regency Centers, L.P.                   Member                  100%

Regency Remediation, LLC                Florida       Regency Centers, L.P.                   Member                  100%

Regency Tall Oaks Village Center,       Delaware      Regency Centers, L.P.                   Member                  100%
LLC

Regency Woodlands/Kuykendahl             Texas        Regency Centers, L.P.                   General Partner          50%
                                                      HEB Grocery Company, LP                 Limited Partner          50%

R&KS Dell Range, LLC                    Wyoming       Regency Centers, L.P.                   Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
RRG-RMC-Tracy, LLC                      Delaware      Regency Centers, L.P.                   Member                   50%
                                                      RMC/Tracy, LLC                          Member                   50%

T&M Shiloh Development Company           Texas        Regency Centers, L.P.                   General Partner         100%

T&R New Albany Development                Ohio        Regency Centers, L.P.                   Member                   50%
Company, LLC                                          Topvalco                                Member                   50%

RRG Holdings, LLC                       Florida       Regency Centers, L.P.                   Member                  100%

Regency Realty Group, Inc.              Florida       Regency Centers, L.P.                   Preferred Stock         100%
                                                                                              Common Stock              7%
                                                      RRG Holdings, LLC                       Common Stock             93%

8th and 20th Chelsea, LLC               Delaware      Regency Realty Group, Inc.              Member                  100%

Alameda Bridgeside Shopping             Delaware      Regency Realty Group, Inc.              Member                  100%
Center, LLC

Bammel Center, LLC                      Delaware      Regency Realty Group, Inc.              Member                  100%

Bordeaux Development, LLC               Florida       Regency Realty Group, Inc.              Member                  100%

Broadman, LLC                           Delaware      Regency Realty Group, Inc.              Member                  100%

Centerplace of Greeley, LLC             Delaware      Regency Realty Group, Inc.              Member                  100%

The Center at Slatten Ranch, LLC        Delaware      Regency Realty Group, Inc.              Member                  100%

Cherry Street Center, LLC               Delaware      Regency Realty Group, Inc.              Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Chestnut Powder, LLC                    Georgia       Regency Realty Group, Inc.              Member                  100%

Clayton Valley Shopping Center,         Delaware      Regency Realty Group, Inc.              Member                  100%
LLC

Clinton Plaza, LLC                      Delaware      Regency Realty Group, Inc.              Member                  100%

Dixon, LLC                              Florida       Regency Realty Group, Inc.              Member                  100%

East Towne Center, LLC                  Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      Lake McLeod, LLC                        Member                   50%

Edmunson Orange Corp.                  Tennessee      Regency Realty Group, Inc.              Common Stock            100%

Fortuna Regency, LLC                    Delaware      Regency Realty Group, Inc.              Member                  100%

GME/RRG I, LLC                          Delaware      Regency Realty Group, Inc               Member                   50%
                                                      G.M.E. Anaheim, LLC                     Member                   50%

Hasley Canyon Village, LLC              Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      Community Company, LLC                  Member                   50%

Hermitage Development II, LLC           Florida       Regency Realty Group, Inc.              Member                  100%

Hermosa Venture, LLC                    Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      [Barks?]                                Member                   50%

Hollymead Town Center, LLC              Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      DRG-Charlottesville Developers,         Member                   50%
                                                      LLC

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Jog Road, LLC                           Florida       Regency Realty Group, Inc.              Member                   50%
                                                      Bentz Capital Group, LLC                Member                   50%

Southland Centers II, LLC               Florida       Jog Road, LLC                           Member                  100%

K&G/Regency II, LLC                     Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      K&G Equities VII, LLC

Kleinwood Center, LLC                   Delaware      Regency Realty Group, Inc               Member                  100%
                                                      .
Luther Properties, Inc.                Tennessee      Regency Realty Group, Inc.              Common Stock            100%

Marietta Outparcel, Inc.                Georgia       Regency Realty Group, Inc.              Common Stock            100%

The Marketplace at Briargate, LLC       Delaware      Regency Realty Group, Inc.              Member                  100%

Merrimack Shopping Center, LLC          Delaware      Regency Realty Group, Inc.              Member                  100%

Middle Tennessee Development, LLC       Delaware      Regency Realty Group, Inc.              Member                  100%

Mountain Meadow, LLC                    Delaware      Regency Realty Group, Inc.              Member                  100%

Murieta Gardens Shopping Center,        Delaware      Regency Realty Group, Inc.              Member                  100%
LLC

New Windsor Marketplace, LLC            Delaware      Regency Realty Group, Inc.              Member                  100%

R2 Media, LLC                           Florida       Regency Realty Group, Inc.              Member                  100%

RRG Net, LLC                            Florida       Regency Realty Group, Inc.              Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Regency/DS Ballwin, LLC                 Missouri      Regency Realty Group, Inc.              Member                   50%
                                                      DS Ballwin Partners, Inc.               Member                   50%

Regency I-45/Spring Cypress             Delaware      Regency Realty Group, Inc.              General Partner          90%
Retail, L.P.                                          HEB Grocery Company, L.P.               Limited Partner          10%

Regency Realty Colorado, Inc.           Florida       Regency Realty Group, Inc               Common Stock             80%
                                                      Snowden Leftwich                        Common Stock             20%
                                                      (see Note 1)

Regency Realty Group-NE, Inc.           Florida       Regency Realty Group, Inc.              Common Stock            100%

Regency Somerset, LLC                   Delaware      Regency Realty Group, Inc.              Member                   80%
                                                      JDC Somerset, LLC                       Member                   20%

Rhett Remount, Inc.                  South Carolina   Regency Realty Group, Inc.              Common Stock            100%

Signal Hill Two, LLC                    Delaware      Regency Realty Group, Inc.              Member                   80%
                                                      [Jay Donegan]                           Member                   20%

Signature Plaza, LLC                    Delaware      Regency Realty Group, Inc.              Member                  100%

Slausen Central, LLC                    Delaware      Regency Realty Group, Inc.              Member                  100%

Thompson Nolensville, LLC               Florida       Regency Realty Group, Inc.              Member                  100%

Tinwood, LLC                            Florida       Regency Realty Group, Inc.              Member                   50%
                                                                                              Member                   50%

Tulip Grove, LLC                        Florida       Regency Realty Group, Inc.              Member                  100%

Valleydale, LLC                         Delaware      Regency Realty Group, Inc.              Member                  100%

                                                                                                                       March 8, 2004
                                                                                            Nature of               % of
              Entity                  Jurisdiction                 Owner(s)                 Interest              Ownership
------------------------------------------------------------------------------------------------------------------------------------
Vista Village, LLC                      Delaware      Regency Realty Group, Inc.              Member                   50%
                                                      Civic Partners Vista Village I,         Member                   50%
                                                      LLC
West End Properties, LLC                Florida       Regency Realty Group, Inc.              Member                  100%



Note 1: Snowden Leftwich is a Regency employee who is the licensed broker for this entity. Colorado requires that the broker must own a minimum of 20% of the equity in a licensed entity.